UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2021

Mercury Ecommerce Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40679	86-2365445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3737 Buffalo Speedway, Suite 1750 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

(713) 715-6820 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MEAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed on Form 8-K filed by Mercury Ecommerce Acquisition Corp. (the “Company”) on October 4, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company dismissed Marcum LLP as the Company’s independent registered public accounting firm effective on October 1, 2021 and approved the appointment of BDO USA, LLC (“BDO”) as the Company’s new independent registered public accounting firm.

On October 31, 2021, the management and the Audit Committee of the Company, after consultation with BDO, concluded that the Company’s audited balance sheet as of July 30, 2021 filed in the Company’s Form 8-K filed on August 6, 2021 contained errors relating to (i) the classification between temporary equity and permanent equity of the shares of the Company’s Class A common stock subject to redemption, which the Company initially presented a portion of as permanent equity, and has determined should be classified as temporary equity; and (ii) the accounting for the sale of founder shares by the Company’s sponsor to certain anchor investors in connection with their indications of interest in the Company’s initial public offering, which the Company has determined should be accounted for as non-cash offering costs.  In light of these errors, it was determined that it is appropriate to amend and restate the Company’s previously issued audited balance sheet as of July 30, 2021 reflecting receipt of the proceeds upon consummation of the Company’s initial public offering and the private placement that was included in the Company’s Current Report on Form 8-K filed on August 6, 2021 (“Non-Reliance Financial Statements”).

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. The Company will file an amendment to its Form 8-K filed on August 6, 2021 with respect to the audited balance sheet as of July 30, 2021 reflecting (i) the reclassification of shares of the Company’s Class A common stock subject to redemption as temporary equity and (ii) the accounting of founder shares sold to anchor investors in connection with the Company’s initial public offering as non-cash offering costs as soon as practicable.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with BDO as the Company’s new independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercury Ecommerce Acquisition Corp.
Date: November 4, 2021	By:	/s/ R. Andrew White
	Name:	R. Andrew White
	Title:	President and Chief Executive Officer